POWER OF ATTORNEY


STATE OF NEW MEXICO

COUNTY OF DONA ANA


KNOW ALL MEN BY THESE PRESENTS, that I, Frank Borman, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of February, 1994.


                              /s/ Frank Borman



                         ACKNOWLEDGEMENT

BEFORE me this 16th day of February, 1994, came Frank Borman, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Patricia M. Frietze

                              NOTARY PUBLIC

                              State of New Mexico

                              My Commission Expires: November 11, 1995

                              POWER OF ATTORNEY


STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Berry R. Cox, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of February, 1994.


                              /s/ Berry R. Cox




                         ACKNOWLEDGEMENT

BEFORE me this 18th day of February, 1994, came Berry R. Cox, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Shirley Young
                              NOTARY PUBLIC

                              State of Texas

                              My Commission Expires: May 21, 1997

                        POWER OF ATTORNEY


STATE OF CALIFORNIA

COUNTY OF LOS ANGELES


KNOW ALL MEN BY THESE PRESENTS, that I, Peter S. Gold, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 17th day of February, 1994.


                              /s/ Peter S. Gold



                         ACKNOWLEDGEMENT

BEFORE me this 17th day of February, 1994, came Peter S. Gold, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Julie Ann Gold
                              NOTARY PUBLIC

                              State of California

                              My Commission Expires: September 5, 1996

                          POWER OF ATTORNEY


STATE OF TEXAS

COUNTY OF DALLAS


KNOW ALL MEN BY THESE PRESENTS, that I, Milledge A. Hart, III, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 22nd day of February, 1994.


                              /s/ Milledge A. Hart, III



                         ACKNOWLEDGEMENT

BEFORE me this 22nd day of February, 1994, came Milledge A. Hart,
III, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Jodie L. Patnoe
                              NOTARY PUBLIC

                              State of Texas

                              My Commission Expires: June 10, 1995

                        POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, James W. Inglis, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 28th day of February, 1994.


                              /s/ James W. Inglis



                         ACKNOWLEDGEMENT

BEFORE me this 28th day of February, 1994, came James W. Inglis, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Diana S. Eastman

                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires: January 21, 1997

                          POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, Donald R. Keough, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 18th day of April, 1994.


                              /s/ Donald R. Keough



                         ACKNOWLEDGEMENT

BEFORE me this 18th day of April, 1994, came Donald R. Keough, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Mary Beth Meeder

                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires: January 28, 1996

                        POWER OF ATTORNEY


STATE OF GEORGIA

COUNTY OF COBB


KNOW ALL MEN BY THESE PRESENTS, that I, Kenneth G. Langone, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 23rd day of February, 1994.


                              /s/ Kenneth G. Langone



                         ACKNOWLEDGEMENT

BEFORE me this 23rd day of February, 1994, came Kenneth G.
Langone, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as his true act and deed.


                              /s/Margie Bidwell
                              NOTARY PUBLIC

                              State of Georgia

                              My Commission Expires: August 14, 1994

                        POWER OF ATTORNEY


STATE OF CALIFORNIA

COUNTY OF SAN DIEGO


KNOW ALL MEN BY THESE PRESENTS, that I, M. Faye Wilson, a director of The Home Depot, Inc., a Delaware corporation, do constitute and appoint Bernard Marcus and Ronald M. Brill, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign, pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation of Form 10-K for the fiscal year of the Corporation ended January 30, 1994, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of the said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact deems appropriate, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 15th day of February, 1994.


                              /s/ Margaret Faye Wilson




                         ACKNOWLEDGEMENT

BEFORE me this 15th day of February, 1994, came M. Faye Wilson, personally known to me, who in my presence did sign and seal the above and foregoing Power of Attorney and acknowledged the same as her true act and deed.


                              /s/Carla D. Barlow

                              NOTARY PUBLIC

                              State of California

                              My Commission Expires: April 29, 1994